Exhibit 99.1

THE CHARLES SCHWAB CORPORATION

News Release

Contacts:

MEDIA:	INVESTORS/ANALYSTS:

Greg Gable	Rich Fowler
Charles Schwab	Charles Schwab
Phone: 415-636-5847	Phone: 415-636-9869

SCHWAB REPORTS QUARTERLY RESULTS

SAN FRANCISCO, April 17, 2007 – The Charles Schwab Corporation announced today that its net income for the quarter ended March 31, 2007 was $273 million. In comparison, the company reported net income of $243 million for the first quarter of 2006.

	Three Months Ended —March 31,—
Financial Highlights	2007	2006	% Change
Net revenues (in millions) (1)	$1,153	$1,054	9%
Net income (in millions)	$273	$243	12%
Diluted earnings per share	$.22	$.19	16%
Pre-tax profit margin (1)	33.9%	33.5%
Return on stockholders’ equity	22%	21%

(1)	From continuing operations. Amounts have been adjusted to summarize the impact of the pending sale of U.S. Trust in income from discontinued operations.

Chairman and CEO Charles Schwab commented, “During the first quarter, investors faced heightened economic uncertainty and securities market volatility. In this more challenging environment, we continued our success in building stronger client relationships. New and existing clients brought $33.5 billion in net new assets to Schwab during the quarter, up 27% from last year’s first quarter and our best net inflow since the third quarter of 2000. An additional $17.8 billion in net new assets associated with the acquisition of The 401(k) Company, which closed on March 31st, helped total client assets rise by 16% year-over-year to a record $1.306 trillion at March 31, 2007. Clients opened 193,000 new brokerage accounts during the first quarter, and after five consecutive months of net account growth our total active brokerage accounts were up 2% from last March to 6.8 million at quarter-end. At the same time, banking accounts grew by 9% from the first quarter of 2006 to 151,000, and we ended March 2007 with over 1 million corporate retirement plan participants served directly by Schwab, up from just over 500,000 a year earlier.”

CFO Chris Dodds said, “Continued success in building client relationships means continued growth in less-volatile non-trading revenues, which reached a record $951 million in the first quarter, up 15% from the first quarter of 2006. With more predictable revenues and sustained expense discipline, we remained focused on delivering consistently strong financial performance – despite reduced client trading activity late in the quarter we were able to increase our marketing investment by 35% over last year and still achieve a 33.9% pre-tax profit margin and $273 million in net income. Rigorous capital management remained a priority as well – with capital expenditures of just $39 million and $391 million in share repurchases during the first quarter, we achieved a 22% return on equity.”

Business highlights for the first quarter (data as of quarter-end unless otherwise noted):

Schwab Investor Services Business (includes Individual Investor and Corporate and Retirement Services)

•	Client assets enrolled in Schwab advice offers = $51.5 billion, up 19% year-over-year.

•

Enhanced the schwab.com website through a simplified layout and improved tools for trading; expanded online research, including additional news providers; and a new Retirement Assessment tool, which helps clients evaluate investments versus pre- and in-retirement objectives.

•

Expanded the Schwab Managed Portfolios (SMP) mutual fund wrap account offering to include an all third-party version. Ended the first quarter with approximately 17,600 accounts and $2.3 billion in client assets enrolled in SMP, nearly double the year-end 2006 totals.

Schwab Institutional® Business

•

Expanded offerings for newly independent advisors through a relationship with Cambridge Investment Research to house both fee- and commission-based assets at Schwab. Also introduced start-up financing, as well as expanded partnerships with a national insurance broker and a major commercial real estate firm.

•	Held a series of Growth Forum workshops, which provided 120 advisory firms with in-depth, customized guidance on marketing and business development best practices.

Products and Infrastructure

•	For Charles Schwab Bank, N.A.:

•	Balance sheet assets = $11.5 billion, up 49% year-over-year.

•	Outstanding mortgage and home equity loans = $2.4 billion, up 18% year-over-year.

•	First mortgage originations during the quarter = $381 million.

•	Acquired Global Real Analytics, LLC, a leader in applied real estate analytics and commercial real estate index products, to help develop and manage new real estate investment products.

•	Barron’s awarded third and first place, respectively, to the model portfolios based on Schwab Equity Ratings® for the most recent three- and five-year periods.

About Charles Schwab

The Charles Schwab Corporation (Nasdaq: SCHW) is a leading provider of financial services, with more than 300 offices and 6.8 million client brokerage accounts, 1.1 million corporate retirement plan participants, 151,000 banking accounts, and $1.3 trillion in client assets. Through its operating subsidiaries, the company provides a full range of securities brokerage, banking, money management and financial advisory services to individual investors and independent investment advisors. Its broker-dealer subsidiary, Charles Schwab & Co., Inc. (member SIPC, http://www.sipc.org), and affiliates offer a complete range of investment services and products including an extensive selection of mutual funds; financial planning and investment advice; retirement plan and equity compensation plan services; referrals to independent fee-based investment advisors; and custodial, operational and trading support for independent, fee-based investment advisors through its Schwab Institutional division. The Charles Schwab Bank, N.A. (member FDIC) provides banking and mortgage services and products. CyberTrader®, Inc. (member SIPC, http://www.sipc.org) is an electronic trading technology and brokerage firm providing services to highly active, online traders. More information is available at www.schwab.com.

###

THE CHARLES SCHWAB CORPORATION

Consolidated Statements of Income

(In millions, except per share amounts)

(Unaudited)

	Three Months Ended March 31,
	2007	2006
Net Revenues
Asset management and administration fees	$534	$459

Interest revenue	551	489
Interest expense	(167)	(151)

Net interest revenue	384	338

Trading revenue	202	227
Other	33	30

Total net revenues	1,153	1,054

Expenses Excluding Interest
Compensation and benefits	430	409
Professional services	74	63
Occupancy and equipment	68	62
Advertising and market development	66	49
Communications	49	44
Depreciation and amortization	39	41
Other	36	33

Total expenses excluding interest	762	701

Income from continuing operations before taxes on income	391	353
Taxes on income	(155)	(139)

Income from continuing operations	236	214
Income from discontinued operations, net of tax	37	29

Net Income	$273	$243

Weighted-Average Common Shares Outstanding — Diluted	1,266	1,296

Earnings Per Share — Basic
Income from continuing operations	$.19	$.17
Income from discontinued operations, net of tax	$.03	$.02
Net income	$.22	$.19
Earnings Per Share — Diluted
Income from continuing operations	$.19	$.17
Income from discontinued operations, net of tax	$.03	$.02
Net income	$.22	$.19

Dividends Declared Per Common Share	$.050	$.025

See Notes to Consolidated Statements of Income and Financial and Operating Highlights.

THE CHARLES SCHWAB CORPORATION

Financial and Operating Highlights

(Unaudited)

	Q1-07 % change				2007	2006
(In millions, except per share amounts and as noted)	vs. Q1-06		vs. Q4-06		First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Net Revenues (1)
Asset management and administration fees	16%		3%		$534	$518	$489	$479	$459
Net interest revenue	14%		4%		384	371	360	365	338
Trading revenue	(11%	)	12%		202	181	167	210	227
Other (2)	10%		27%		33	26	50	39	30

Total net revenues	9%		5%		1,153	1,096	1,066	1,093	1,054

Expenses Excluding Interest (1)
Compensation and benefits	5%		8%		430	399	404	407	409
Professional services	17%		(5%	)	74	78	73	71	63
Occupancy and equipment	10%		—		68	68	64	66	62
Advertising and market development	35%		22%		66	54	31	55	49
Communications	11%		4%		49	47	42	47	44
Depreciation and amortization	(5%	)	3%		39	38	39	39	41
Other	9%		(10%	)	36	40	31	39	33

Total expenses excluding interest	9%		5%		762	724	684	724	701

Income from continuing operations before taxes on income	11%		5%		391	372	382	369	353
Taxes on income (1)	12%		5%		(155)	(148)	(152)	(146)	(139)

Income from continuing operations	10%		5%		236	224	230	223	214
Income from discontinued operations, net of tax	28%		(85%	)	37	243	36	28	29

Net Income	12%		(42%	)	$273	$467	$266	$251	$243

Basic earnings per share	16%		(41%	)	$.22	$.37	$.21	$.20	$.19
Diluted earnings per share	16%		(41%	)	$.22	$.37	$.21	$.19	$.19
Dividends declared per common share	100%		—		$.050	$.050	$.030	$.030	$.025
Weighted-average common shares outstanding–diluted	(2%	)	(1%	)	1,266	1,274	1,277	1,294	1,296

Performance Measures
Pre-tax profit margin from continuing operations (1)					33.9%	33.9%	35.8%	33.8%	33.5%
Annualized return on stockholders’ equity					22%	39%	23%	22%	21%

Financial Condition (at quarter end, in billions)
Cash and investments segregated (3)	(28%	)	(4%	)	$10.5	$10.9	$10.9	$11.7	$14.5
Receivables from brokerage clients	1%		(1%	)	$10.8	$10.9	$10.3	$10.9	$10.7
Loans to banking clients (3)	20%		4%		$2.4	$2.3	$2.2	$2.1	$2.0
Total assets	(1%	)	(3%	)	$47.3	$49.0	$47.1	$46.9	$47.6
Deposits from banking clients (3)	44%		4%		$11.4	$11.0	$10.1	$9.3	$7.9
Payables to brokerage clients	(18%	)	(7%	)	$19.1	$20.6	$20.2	$21.5	$23.4
Long-term debt (3)	(20%	)	—		$.4	$.4	$.4	$.4	$.5
Stockholders’ equity	7%		(2%	)	$4.9	$5.0	$4.6	$4.6	$4.6

Other
Full-time equivalent employees (at quarter end, in thousands) (3, 4)	11%		5%		13.0	12.4	12.1	11.8	11.7
Annualized net revenues per average full-time equivalent employee (in thousands) (1, 3, 5)	1%		3%		$366	$355	$356	$373	$363
Capital expenditures - cash purchases of equipment, office facilities, and property, net (in millions) (3, 6)	105%		(5%	)	$39	$41	$31	$(32)	$19

Clients’ Daily Average Trades (in thousands)
Revenue trades (7)	(16%	)	9%		230.4	210.8	201.2	250.7	275.2
Schwab Investor Services (8)	(7%	)	4%		19.2	18.5	17.8	18.1	20.6
Schwab Institutional ®	21%		20%		16.1	13.4	14.5	15.4	13.3

Total	(14%	)	9%		265.7	242.7	233.5	284.2	309.1

Average Revenue Per Revenue Trade (7)	7%		4%		$14.33	$13.76	$12.89	$13.47	$13.39

(1)	All amounts have been adjusted to summarize the impact of the pending sale of U.S. Trust Corporation (U.S. Trust) in income from discontinued operations.

(2)	Other revenue in the third quarter of 2006 includes $25 million related to the confidential resolution of a legal matter.

(3)	All amounts have been adjusted to exclude U.S. Trust in light of its pending sale.

(4)	Includes 365 employees related to the acquisition of The 401(k) Company on March 31, 2007.

(5)	Amount excludes 365 employees related to the acquisition of The 401(k) Company on March 31, 2007 as there was no related revenue recorded in the first quarter of 2007.

(6)	Capital expenditures in the second quarter of 2006 are presented net of proceeds of $62 million from the sale of a data center.

(7)	Includes all client trades that generate either commission revenue or revenue from principal markups (i.e., fixed income); also known as DART.

(8)	Includes eligible trades placed by individual investors enrolled in Schwab Private Client TM and advised investing offers.

See Notes to Consolidated Statements of Income and Financial and Operating Highlights.

THE CHARLES SCHWAB CORPORATION

Notes to Consolidated Statements of Income and Financial and Operating Highlights

(Unaudited)

The Company

The consolidated statement of income and financial and operating highlights include The Charles Schwab Corporation (CSC) and its majority-owned subsidiaries (collectively referred to as the Company), including Charles Schwab & Co., Inc. and CyberTrader, Inc. All periods have been adjusted to summarize the impact of CSC’s sale of U.S. Trust Corporation in income from discontinued operations. The consolidated statements of income and financial and operating highlights should be read in conjunction with the consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006. All material intercompany balances and transactions have been eliminated.

**********

Growth in Client Assets and Accounts

(Unaudited)

	Q1-07 % change		2007	2006
(In billions, at quarter end, except as noted)	vs. Q1-06	vs. Q4-06	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	First Quarter
Assets in client accounts
Schwab One®, other cash equivalents and deposits from banking clients	1%	1%	$31.3	$31.0	$29.8	$30.3	$30.9
Proprietary funds (Schwab Funds® and Laudus FundsTM):
Money market funds	25%	6%	143.4	135.0	127.0	120.4	114.6
Equity and bond funds	42%	9%	61.1	56.2	51.2	47.8	43.1

Total proprietary funds	30%	7%	204.5	191.2	178.2	168.2	157.7

Mutual Fund Marketplace® (1):
Mutual Fund OneSource®	14%	5%	171.9	163.2	151.3	147.8	151.3
Mutual fund clearing services	3%	9%	67.6	62.1	72.7	68.2	65.7
Other third-party mutual funds	27%	15%	198.2	173.1	160.1	152.8	156.5

Total Mutual Fund Marketplace	17%	10%	437.7	398.4	384.1	368.8	373.5

Total mutual fund assets	21%	9%	642.2	589.6	562.3	537.0	531.2

Equity and other securities (1)	11%	3%	500.6	487.0	451.6	436.3	449.5
Fixed income securities	11%	0%	141.9	142.0	143.2	133.3	127.7
Margin loans outstanding	(1%)	(1%)	(10.3)	(10.4)	(9.9)	(10.5)	(10.4)

Total client assets	16%	5%	$1,305.7	$1,239.2	$1,177.0	$1,126.4	$1,128.9

Client assets by business
Schwab Investor Services	15%	6%	$709.9	$670.9	$631.7	$609.1	$619.4
Schwab Institutional	19%	4%	524.5	502.5	468.9	445.7	440.5
Mutual fund clearing services and other	3%	8%	71.3	65.8	76.4	71.6	69.0

Total clients assets by business	16%	5%	$1,305.7	$1,239.2	$1,177.0	$1,126.4	$1,128.9

Net growth in assets in client accounts (for the quarter ended)
Net new client assets (2)	94%	N/M	$51.3	$6.9	$20.2	$18.7	$26.4
Net market gains (losses)	(69%)	(73%)	15.2	55.3	30.4	(21.2)	49.0

Net growth (decline)	(12%)	7%	$66.5	$62.2	$50.6	$(2.5)	$75.4

New brokerage accounts (in thousands, for the quarter ended)	4%	20%	193	161	136	172	186
Clients (in thousands)
Active Brokerage Accounts	2%	1%	6,791	6,737	6,717	6,714	6,681
Banking Accounts	9%	3%	151	147	143	140	138
Corporate Retirement Plan Participants (3)	113%	101%	1,091	542	535	521	512

Note: All amounts have been adjusted to exclude U.S. Trust Corporation in light of its pending sale. Total client assets at U.S. Trust as of March 31, 2007 were $166.0 billion.

(1)	Excludes all proprietary money market, equity, and bond funds.

(2)	Includes inflows of $17.8 billion in the first quarter of 2007 related to the acquisition of The 401(k) Company. Includes an inflow of $3.6 billion in the fourth quarter of 2006 related to a mutual fund clearing services client. Includes an outflow of $19.5 billion in the fourth quarter of 2006 related to a mutual fund clearing services client who completed the transfer of these assets to an internal platform.

(3)	The first quarter of 2007 includes 398,000 related to the acquisition of The 401(k) Company. Effective March 31, 2007, amount also includes 100,000 related to Personal Choice Retirement participants at Schwab.

N/M	Not meaningful.

The Charles Schwab Corporation Monthly Market Activity Report For March 2007

	2006 Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	2007 Jan	Feb	Mar	% change
														Mo.	Yr.
Change in Client Assets (in billions of dollars)
Net New Assets (1)	9.1	3.1	7.7	7.9	7.0	7.5	5.7	(13.1)	10.5	9.5	9.6	12.8	28.9	126%	218%
Net Market Gains (Losses)	16.6	13.0	(30.5)	(3.7)	(1.0)	19.4	12.0	28.9	21.1	5.3	18.3	(13.9)	10.8

Total Client Assets (at month end, in billions of dollars)	1,128.9	1,145.0	1,122.2	1,126.4	1,132.4	1,159.3	1,177.0	1,192.8	1,224.4	1,239.2	1,267.1	1,266.0	1,305.7	3%	16%

New Brokerage Accounts (in thousands)	68	73	52	47	42	49	45	53	49	59	66	59	68	15%	—

Clients (at month end, in thousands)
Active Brokerage Accounts	6,681	6,709	6,714	6,714	6,713	6,716	6,717	6,713	6,720	6,737	6,754	6,768	6,791	—	2%
Banking Accounts	138	138	139	140	140	142	143	144	146	147	149	150	151	1%	9%
Corporate Retirement Plan Participants (2)	512	519	522	521	527	529	535	540	541	542	570	584	1,091	87%	113%
Market Indices (at month end)
Dow Jones Industrial Average	11,109	11,367	11,168	11,150	11,186	11,381	11,679	12,081	12,222	12,463	12,622	12,269	12,354	1%	11%
Nasdaq Composite	2,340	2,323	2,179	2,172	2,091	2,184	2,258	2,367	2,432	2,415	2,464	2,416	2,422	—	4%
Standard & Poor’s 500	1,295	1,311	1,270	1,270	1,277	1,304	1,336	1,378	1,401	1,418	1,438	1,407	1,421	1%	10%
Schwab 1000	4,256	4,302	4,170	4,174	4,170	4,258	4,359	4,505	4,592	4,644	4,733	4,640	4,683	1%	10%
Clients’ Daily Average Trades (in thousands)
Revenue Trades (3)	245.4	258.7	269.6	224.9	213.8	190.8	200.9	208.5	219.7	204.2	243.2	238.8	211.4	(11%)	(14%)
Schwab Investor Services (4)	20.3	20.0	17.3	17.3	16.3	18.0	19.1	21.8	18.5	14.9	16.0	21.4	19.1	(11%)	(6%)
Schwab Institutional®	13.1	14.6	15.7	15.8	15.1	14.1	14.4	13.9	13.0	13.3	16.3	15.9	16.1	1%	23%

Total	278.8	293.3	302.6	258.0	245.2	222.9	234.4	244.2	251.2	232.4	275.5	276.1	246.6	(11%)	(12%)

Daily Average Market Share Volume (in millions)
NYSE	1,656	1,681	1,791	1,765	1,592	1,431	1,565	1,592	1,582	1,371	1,634	1,561	1,675	7%	1%
Nasdaq	2,135	2,139	2,164	2,087	1,895	1,710	1,942	2,019	1,940	1,816	2,222	2,182	2,071	(5%)	(3%)

Total	3,791	3,820	3,955	3,852	3,487	3,141	3,507	3,611	3,522	3,187	3,856	3,743	3,746	—	(1%)

Mutual Fund Net Buys (Sells) (5) (in millions of dollars)
Large Capitalization Stock	399.8	304.6	169.8	(44.6)	167.0	121.7	546.4	837.6	620.4	285.4	952.1	1,076.6	602.3
Small / Mid Capitalization Stock	768.6	704.5	126.8	(295.6)	(225.0)	(202.1)	(237.1)	(287.9)	(44.8)	12.0	441.1	576.5	370.1
International	1,616.9	1,313.5	567.2	(586.7)	43.8	366.1	603.2	488.5	682.3	896.9	1,659.3	1,347.3	539.5
Specialized	171.6	162.5	(27.0)	(206.1)	114.2	30.1	(260.1)	(112.0)	(121.6)	(136.2)	104.7	102.0	16.2
Hybrid	266.7	119.2	129.6	213.1	224.0	415.2	310.7	275.6	122.8	331.2	498.5	424.4	474.1
Taxable Bond	702.9	177.8	610.8	723.9	709.3	1,152.8	862.8	1,137.3	1,513.0	1,361.9	1,750.7	1,773.0	1,892.8
Tax-Free Bond	175.7	12.7	173.5	154.6	207.3	221.0	208.3	183.0	239.7	112.8	444.9	388.0	406.7
Money Market Funds	(37.0)	(1,292.9)	3,335.4	3,093.3	2,177.8	1,237.1	1,772.7	1,710.5	2,224.8	2,990.4	1,694.3	2,443.1	2,129.4

Note: All amounts have been adjusted to exclude U.S. Trust Corporation in light of its pending sale. Total client assets at U.S. Trust as of March 31, 2007 were $166.0 billion.

(1)

March 2007 includes inflows of $17.8 billion related to the acquisition of The 401(k) Company. November 2006 includes an inflow of $3.6 billion related to a mutual fund clearing services client. October 2006 includes an outflow of $19.5 billion related to a mutual fund clearing services client who completed the transfer of these assets to an internal platform.

(2)	March 2007 includes 398,000 related to the acquisition of The 401(k) Company. Effective March 2007, amount also includes 100,000 related to Personal Choice Retirement participants at Schwab.

(3)	Includes all client trades that generate either commission revenue or revenue from principal markups (i.e., fixed income); also known as DART.

(4)	Includes eligible trades placed by individual investors enrolled in Schwab Private ClientTM and advised investing offers.

(5)	Represents the principal value of client mutual fund transactions handled by Schwab, including transactions in proprietary funds. Includes institutional funds available only to Investment Managers.